SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2004

GoRemote Internet Communications, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5:                                  Other Events.

On August 2, 2004, GoRemote Internet Communications, Inc. (“GoRemote”) issued a press release announcing the appointment of Tom Thimot, currently a GoRemote Board member, as its Chief Executive Officer and President.  Simultaneously, GoRemote announced that Bharat Davé had resigned from these positions, as well as from the GoRemote Board, in order to pursue other interests.

Item 7:                                  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Exhibit Title

99.01	Press Release dated August 2, 2004, announcing the appointment of Tom Thimot as Chief Executive Officer and President.

99.02	Press Release dated August 2, 2004, announcing the Registrant’s financial results for the quarter ended June 30, 2004.*

99.03	Script of Registrant’s publicly available investor and analyst conference call on August 2, 2004, presenting the Registrant’s financial results for the quarter ended June 30, 2004.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12:                           Results of Operations and Financial Condition.

The information in this Item 12 and in Exhibits 99.02 and 99.03 attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

On August 2, 2004, GRIC issued a press release announcing its financial results for the quarter ended June 30, 2004, a copy of which is furnished as Exhibit 99.02 to this report, and presented its financial results for the quarter ended June 30, 2004 in a conference call with investors and analysts.  The conference call was pre-announced and was available to the public through live teleconference and webcast.  A copy of the script for this conference call is furnished as Exhibit 99.03 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoRemote Internet Communications, Inc.

Date: August 2, 2004	By:	/s/ David L. Teichmann
David L. Teichmann, Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Title

99.01	Press Release dated August 2, 2004, announcing the appointment of Tom Thimot as Chief Executive Officer and President.

99.02	Press Release dated August 2, 2004, announcing the Registrant’s financial results for the quarter ended June 30, 2004.*

99.03	Script of Registrant’s publicly available investor and analyst conference call on August 2, 2004, presenting the Registrant’s financial results for the quarter ended June 30, 2004.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.